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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) OCTOBER 3, 2006

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                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)


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
             DELAWARE                          1-5794                          38-1794485
        ------------------                     ------                          ----------
   (State or Other Jurisdiction       (Commission File Number)               (IRS Employer
        of Incorporation)                                                 Identification No.)
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          21001 VAN BORN ROAD, TAYLOR, MICHIGAN                    48180
    ---------------------------------------------------            -----
          (Address of Principal Executive Offices)               (Zip Code)


                                 (313) 274-7400
               Registrant's telephone number, including area code



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

         The opinion of John R. Leekley filed herewith is incorporated by reference into the Company's Registration Statement on Form S-3 (No. 333-100641).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         99       Opinion of John R. Leekley.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MASCO CORPORATION




                                        By:  /s/ John R. Leekley
                                             Name:  John R. Leekley
                                             Title: Senior Vice President
                                                    and General Counsel



October 3, 2006







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                                  EXHIBIT INDEX



99       Opinion of John R. Leekley